SECURITIES AND EXCHANGE COMMISSION


                           Washington, D.C.  20549




                                   FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934




                               October 26, 2004
                      ---------------------------------
                      (Date of earliest event reported)




                          DELTA PETROLEUM CORPORATION
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)



   Colorado                    0-16203                84-1060803
--------------              ----------          --------------------
   (State of                  Commission           (I.R.S. Employer
Incorporation)                File No.           Identification No.)



                  Suite 1400
                  475 17th Street
                  Denver, Colorado                        80202
           -------------------------------------------------------
           (Address of principal executive offices)     (Zip Code)



      Registrant's telephone number, including area code: (303) 293-9133




                                   N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)









ITEM 5.05 Amendment to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

     On October 26, 2004, the Board of Directors of Delta Petroleum Corporation ("Delta" or the "Company") adopted amendments to Delta's Code of Business Conduct and Ethics (the "Code"). In addition to technical and administrative changes, the Code has been amended to add Delta's Audit Committee's Complaint Procedures for Accounting and Related Matters, and references to the Complaint Procedures.

     The Code, as amended, will be posted on the Company's website at www.deltapetro.com.



                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DELTA PETROLEUM CORPORATION
                                      (Registrant)



Date:  October 29, 2004                By: /s/ Kevin K. Nanke
                                          -----------------------------
                                          Kevin K. Nanke, Treasurer and
                                          Chief Financial Officer


























                                    2